LETTER TO SHAREHOLDERS   January 30, 1996

The Oak Value Fund ended the first six months of its fiscal year on a very strong note. The Fund outperformed the Lipper Growth Fund Index and the S&P 500 for the six month period. The calendar year 1995 was a very good year for the Oak Value Fund and for the market. The Fund returned 28.84% and assets in the Fund grew to almost $14 million. We are very pleased with the performance of the portfolio considering our lack of exposure to the technology sector.

                                   Period Ending
                                   December 31, 1995

                              Six Months          One Year
Oak Value Fund                16.15%              28.84%
Lipper Growth Fund Index      11.28%              31.48%
S&P 500 (w/dv)                14.45%              37.58%

We continue to have numerous undervalued opportunities in the market and in our portfolio, but our preference is for companies that can grow and compound their intrinsic value, thereby increasing our shareholder value over time. The Fund's portfolio is increasingly composed of such companies which we refer to as "core holdings". Core holdings are companies we believe exhibit such superior economic characteristics and managements, that we hope to hold them for many years. We strive to build the portfolio with companies whose products or services we understand, whose market positions are defensible and whose management we respect. These holdings are the ones against which we measure all other potential investments. This is important because it means that our hurdle for new investments is continually increasing.

Some of our core holdings include Berkshire Hathaway, AFLAC, Coca-Cola, Gillette, Disney and Markel. We expect this portion of our portfolio to grow in number and percentage over time. Our challenge is to first identify these truly unique companies and then acquire them at a price which gives us a sufficient margin of safety.

Our niche insurance holdings, which include AFLAC, Markel, Acceptance, GEICO and Berkshire, all have unique market positions which enable them to profit in an otherwise very competitive industry. Although these companies are all in the insurance business, their individual focus reflects our preference for the specialty insurance providers rather than the broad multi-line insurance companies. AFLAC is one of the Fund's largest core holdings and represents a significant portion of the Fund's insurance exposure. It is a life and health insurance company with additional interests in broadcasting. The company's primary product is supplemental cancer insurance in Japan. AFLAC has 90% of the Japanese cancer insurance market. In Japan and in the U.S., AFLAC benefits from relatively high barriers to entry due to their highly efficient cost structure. Premium payments are frequently made through payroll deduction plans.

AFLAC is also experiencing substantial growth in other supplemental insurance products both in Japan and the U.S. This Columbus, Georgia based management team, led by Dan Amos, is among the best in the industry. In addition to strong historical operating performance, the company benefits from savvy financial management. The company has a strong balance sheet and the demonstrated ability to repurchase significant amounts of their own stock. AFLAC has financed its stock repurchases from cash flow and long term Japanese Yen denominated debt which carries an after tax interest rate of less than two percent. AFLAC has the wonderful combination of the characteristics of a growth company and at less than 11 times this year's earnings, the price of a value company.

Two mistakes during 1995 made our performance less than it otherwise would have been. Our investment in Coastal Physician Group and Ideon (formerly Safecard Services) are ones that we would have been better off without. Our primary mistake with Coastal was investing in an industry that is undergoing rapid change. We lulled ourselves into believing that the predictability and cash flow of their basic business would allow them to develop new lines of equally profitable and predictable business. We were wrong. Upon realization of our error, we quickly disposed of our entire position at prices a good bit higher than today's.

Ideon Group was an example of why sometimes old line value situations may have more risk than great businesses at reasonable prices. Ideon was in a business that we understood, credit card registration, at a price that we felt did not represent its true worth. We bought Ideon when it had a considerable amount of cash on the balance sheet and a predictable, stable business earning healthy returns on capital. In a relatively short period of time, management spent most of the cash on ill fated new business ventures and damaged their core business. The intrinsic value of Ideon has diminished considerably under this management. We sold our position when the main person in management in whom we had faith was fired. Our increased research effort is evidence of our attempts to be more vigilant in our analysis of industries, companies and management.

Our ability to find and invest in companies that meet our requirements and have the potential to become core holdings is based on our research effort. Our base of research knowledge comes from many diverse sources such as trade journals and industry conferences, as well as the customers, suppliers and competitors of companies we currently own or are thinking of owning.

The most important research we do is visit with management. Last year we made over 100 company visits. Many of our research visits are with companies that we realize are not suitable for inclusion in our portfolio. We visit these companies because we feel we must develop a thorough knowledge of the industries in which we invest so as to understand the long term risks and rewards. We spend a considerable amount of time, effort and money on our research effort. We believe that it is the source of our future investment success. As you have heard before, we do not define research as reading brokerage reports to learn the pontifications of Wall Street analysts. Wall Street research is of limited use to us. Major brokerage firms that have opinions on the future performance of a particular company often have more than one reason for being optimistic. A significant portion of their time is devoted to corporate finance endeavors (mergers, acquisitions and the raising of equity capital) instead of true research. The amount of work and research required for us to make an investment is often significantly above the threshold for an analyst's recommendation. After all, his or her recommendation is not necessarily an indication of what he or she would do with their money - ours is!

We enjoyed having two of our holdings bought out this year significantly above our cost: Maybelline and GEICO (Government Employees Insurance
Company). We purchased Maybelline in 1994 after its quarterly earnings came in below analysts' expectations. (The rest of Wall Street apparently focuses on analysts' forecasts.) With typical Wall Street myopia, the stock plunged to $17 from a high above $30 only to be acquired by L'Oreal at $44 early in 1996. Our private market value analysis indicated a value well over twice the then current $17 price. We built our position in the midst of the turmoil at a time when not a single brokerage firm was positive on the company. We visited with management during January of 1995 and continued to build our position while the stock traded in the low twenties. We began to sell our position in late 1995 as the stock approached what we believe to be a fair valuation. We had sold most of our position before the deal was announced.

We visited GEICO in March 1995. The primary purpose of our visit was to learn more about this provider of preferred auto insurance which was 50% owned by Berkshire. We did not own the stock directly prior to our visit nor did we anticipate buying the stock after our visit. This visit was intended to be a Berkshire related research trip. We met with three people in top management and realized substantial changes had occurred in the company. We realized that newly available electronic information on motorists would make GEICO's franchise more valuable because they could quote and write business on risks they had previously turned down. The ability to overlay additional business on an existing distribution system was a great opportunity. Evidently Warren Buffett agreed because Berkshire has announced that they will buy the remaining public half of the company. It was with muted glee that we tendered our stock to Berkshire. We thought that we had found a core holding, albeit long after Buffett found it. The quick thirty percent that we made on GEICO means not only do we have to look for a similar quality replacement, but we will not get to participate directly in their success. The good news is that GEICO will continue to thrive within Berkshire and we will participate indirectly through our holding in Berkshire.

We continue to be quite optimistic about the year ahead. While we do not have an opinion about the general direction of the market, we feel our portfolio is well positioned and poised for growth. Despite the strong performance we experienced in the second half of 1995, several of our largest positions remain at compelling valuations. We anticipate an active research effort again in 1996 as we endeavor to allocate the Fund's capital to only the most attractive investments. Patience, discipline and diligence are the key components of any successful investment program. We will strive to keep them foremost in ours. We welcome your comments.

Sincerely,

/s/ David R. Carr, Jr.
David R. Carr, Jr.
President and Chief Investment Officer

OAK VALUE FUND
PERFORMANCE INFORMATION


A representation of the graphic material in the Oak Value Fund's Performance Information is set forth below:

Comparison of Change in Value of $10,000 Invested in the Oak Value Fund, Lipper Growth Fund Index and Standard & Poor's 500 Index

STANDARD & POOR'S 500 INDEX:                    OAK VALUE FUND:
            QTRLY                                   QTRLY
DATE        RETURN      BALANCE         DATE        RETURN      BALANCE
01/18/93                10,000          01/18/93                10,000
03/31/93     3.93%      10,393          03/31/93     3.53%      10,353
06/30/93     0.49%      10,443          06/30/93     0.04%      10,357
09/30/93     2.56%      10,711          09/30/93    10.48%      11,442
12/31/93     2.32%      10,960          12/31/93     6.66%      12,204
03/31/94    -3.79%      10,544          03/31/94    -4.86%      11,611
06/30/94     0.42%      10,588          06/30/94     1.79%      11,818
09/30/94     4.89%      11,106          09/30/94     5.53%      12,472
12/31/94    -0.02%      11,104          12/31/94    -3.66%      12,015
03/31/95     9.74%      12,186          03/31/95     9.50%      13,157
06/30/95     9.55%      13,350          06/30/95     1.34%      13,334
09/30/95     7.95%      14,411          09/30/95    10.34%      14,712
12/31/95     6.02%      15,291          12/31/95     5.27%      15,487
LIPPER GROWTH INDEX:
            QTRLY
DATE        RETURN      BALANCE
01/18/93                10,000
03/31/93     1.27%      10,127
06/30/93     1.47%      10,272
09/30/93     4.80%      10,765
12/31/93     2.26%      11,008
03/31/94    -2.99%      10,679
06/30/94    -2.20%      10,444
09/30/94     4.91%      10,957
12/31/94    -1.12%      10,834
03/31/95     7.23%      11,618
06/30/95    10.70%      12,861
09/30/95     9.08%      14,028
12/31/95     1.54%      14,252

Past performance is not predictive of future performance.

Oak Value Fund Average Annual Total Returns as of December 31, 1995
1 Year                  28.84%
Since inception*        15.98%

*  Inception date of the Oak Value Fund was January 18, 1993.

NON-STANDARDIZED TOTAL RETURNS

                                                                           SINCE
                                                                           INCEPTION*
                                       1993*         1994        1995     (AS OF 12/31/95)
Oak Value Fund                         22.05%       -1.51%      28.84%       54.87%
Lipper Growth Fund Index               10.13%       -1.57%      31.48%       42.52%
S&P 500 Index                           9.70%        1.32%      37.58%       52.91%

*Inception date of the Oak Value Fund was January 18, 1993.

OAK VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995 (UNAUDITED)
ASSETS
Investments in securities:
   At acquisition cost                                            $    9,436,141
                                                                    ============

   At value (Note 1)                                              $   11,770,624
Investments in repurchase agreements (Note 1)                          1,418,000
Cash                                                                         706
Receivable for capital shares sold                                        65,502
Dividends receivable                                                       9,450
Interest receivable                                                          627
Organization expenses, net (Note 1)                                        9,749
Other assets                                                              20,370
                                                                    ------------

   TOTAL ASSETS                                                       13,295,028
                                                                    ------------
LIABILITIES
Distributions payable                                                      2,664
Payable to affiliates (Note 3)                                            11,775
Other accrued expenses                                                     3,705
                                                                    ------------

   TOTAL LIABILITIES                                                      18,144
                                                                    ------------

NET ASSETS                                                        $   13,276,884
                                                                    ============
Net assets consist of:
Capital shares                                                    $   10,949,500
Accumulated net investment loss                                        ( 27,955)
Accumulated net realized gains from security transactions                 20,856
Net unrealized appreciation on investments                             2,334,483


Net assets                                                        $   13,276,884
                                                                    ============


Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value)                                   944,299
                                                                    ============

Net asset value, offering price and redemption price per
   share (Note 1)                                                 $        14.06
                                                                    ============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED DECEMBER 31, 1995 (UNAUDITED)
INVESTMENT INCOME
   Dividends                                                      $       58,495
   Interest                                                               23,598
                                                                    ------------

     TOTAL INVESTMENT INCOME                                              82,093
                                                                    ------------

EXPENSES
   Investment advisory fees (Note 3)                                      52,128
   Registration fees                                                      18,498
   Professional fees                                                      17,271
   Accounting services fees (Note 3)                                      12,000
   Administrative services fees (Note 3)                                  11,494
   Trustees' fees and expenses                                             7,465
   Postage and supplies                                                    6,502
   Shareholder services and transfer agent fees (Note 3)                   6,000
   Insurance expense                                                       4,938
   Custodian fees                                                          3,690
   Printing of shareholder reports                                         2,033
   Amortization of organization expenses (Note 1)                          2,000
   Other expenses                                                            901
                                                                    ------------

     TOTAL EXPENSES                                                      144,920
   Fees waived by the Adviser (Note 3)                                 ( 34,872)
                                                                    ------------

     NET EXPENSES                                                        110,048
                                                                    ------------

NET INVESTMENT LOSS                                                    ( 27,955)
                                                                    ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
   Net realized gains from security transactions                         113,611
   Net change in unrealized appreciation/depreciation
     on investments                                                    1,619,362
                                                                    ------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                       1,732,973
                                                                    ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                        $    1,705,018
                                                                    ============

See accompanying notes to financial statements.

OAK VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS ENDED DECEMBER 31, 1995 AND JUNE 30, 1995
                                                                                  SIX MONTHS
                                                                                       ENDED               TEN MONTHS
                                                                                DECEMBER 31,                    ENDED
                                                                                        1995                 JUNE 30,
                                                                                 (UNAUDITED)                  1995(b)
FROM OPERATIONS:
   Net investment loss                                                         $   ( 27,955)            $   ( 39,220)
   Net realized gains from security transactions                                     113,611                  247,324
   Net change in unrealized appreciation/depreciation on investments               1,619,362                  272,160
                                                                                 -----------              -----------

Net increase in net assets from operations                                         1,705,018                  480,264
                                                                                 -----------               ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   From net realized gains from security transactions                              ( 92,392)               ( 515,382)
                                                                                 -----------               ----------

FROM CAPITAL SHARE TRANSACTIONS(a):
   Proceeds from shares sold                                                       1,959,735                3,131,449
   Net asset value of shares issued in reinvestment
     of distributions to shareholders                                                 89,729                  503,235
   Payments for shares redeemed                                                   ( 635,274)             ( 2,118,927)
                                                                                 -----------               ----------

Net increase in net assets from capital share transactions                         1,414,190                1,515,757
                                                                                 -----------               ----------

TOTAL INCREASE IN NET ASSETS                                                       3,026,816                1,480,639

NET ASSETS:
   Beginning of period                                                            10,250,068                8,769,429
                                                                                 -----------               ----------

   End of period                                                               $  13,276,884            $  10,250,068
                                                                                 ===========              ===========

(a)Summary of capital share activity:
   Shares sold                                                                       145,993                  270,560
   Shares issued in reinvestment of distributions to shareholders                      6,382                   46,309
   Shares redeemed                                                                 ( 48,722)               ( 177,823)
                                                                                 -----------               ----------
   Net increase in shares outstanding                                                103,653                  139,046
   Shares outstanding, beginning of period                                           840,646                  701,600
                                                                                 -----------               ----------

   Shares outstanding, end of period                                                 944,299                  840,646
                                                                                 ===========              ===========
(b)Effective May 19, 1995, the Fund was reorganized and changed its fiscal year-end to June 30 (Note 4).

See accompanying notes to financial statements.

OAK VALUE FUND
FINANCIAL HIGHLIGHTS
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                                                            SIX MONTHS                                              FOR THE PERIOD
                                                                 ENDED          TEN MONTHS            YEAR             JANUARY 18,
                                                           DECEMBER 31,              ENDED           ENDED             1993(b) TO
                                                                  1995            JUNE 30,       AUGUST 31,             AUGUST 31,
                                                            (UNAUDITED)             1995(a)           1994                   1993
Net asset value at beginning of period                     $     12.19         $     12.50         $     10.96     $     10.00
                                                           ------------         ------------        -------------   ------------

Income from investment operations:
   Net investment loss                                         ( 0.03)              ( 0.05)             ( 0.02)         ( 0.03)
   Net realized and unrealized gains on investments              2.00                 0.55                1.78            0.99
                                                           -------------        ------------         -------------   ------------

Total from investment operations                                  1.97                0.50                1.76            0.96
                                                           -------------        -------------         --------------  ------------

Less distributions:
   From net realized gains                                     ( 0.10)             ( 0.81)             ( 0.22)              --
                                                           --------------       -------------        --------------    -----------

Net asset value at end of period                           $     14.06         $     12.19         $     12.50     $     10.96
                                                              =========           =========           =========       =========

Total return                                                    32.13%(d)            5.78%(d)           16.07%          16.11%(d)
                                                                =========           =========          =========      ===========

Net assets at end of period (000's)                        $    13,277         $    10,250         $     8,769     $     1,890
                                                               =========           =========           =========       =========

Ratio of expenses to average net assets(c)                       1.90%(d)           1.89%(d)             1.89%           2.19%(d)

Ratio of net investment loss to average net assets             (0.48%)(d)         (0.53%)(d)           (0.58%)         (0.81%)(d)

Portfolio turnover rate (annualized)                               70%(d)            103%(d)               91%             43%(d)

(a)Effective May 19, 1995, the Fund was reorganized and changed its fiscal year-end to June 30 (Note 4).

(b)Commencement of operations.

(c)Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.51%(c), 2.38%(c), 2.80%, and 6.29%(c) for the periods ended December 31, 1995, June 30, 1995, August 31, 1994 and August 31, 1993, respectively (Note 3).

(d)Annualized.

See accompanying notes to financial statements.

OAK VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995 (UNAUDITED)
                                                                                              MARKET
         SHARES     COMMON STOCKS -- 88.6%                                                     VALUE
                    ADVERTISING -- 5.1%
         15,450     Interpublic Group Companies, Inc.                                      $ 670,144
                                                                                           ---------
                    BEVERAGES -- 4.7%
          8,400     Coca-Cola Company                                                        623,700
                                                                                           ---------
                    BROADCASTING -- 7.4%
          4,600     Capital Cities/ABC, Inc.                                                 567,525
         10,450     E. W. Scripps Company                                                    411,469
                                                                                           ---------
                                                                                             978,994
                                                                                           ---------
                    CONGLOMERATE -- 1.7%
              7     Berkshire Hathaway, Inc.(a)                                              224,735
                                                                                           ---------
                    CONSUMER PRODUCTS -- 8.4%
          8,100     Avon Products, Inc.                                                      610,538
         10,000     Premark International, Inc.                                              506,250
                                                                                           ---------
                                                                                           1,116,788
                                                                                           ---------
                    CONSUMER SERVICES -- 4.9%
         18,875     CUC International, Inc.(a)                                               644,109
                                                                                           ---------
                    ENTERTAINMENT -- 1.8%
          4,000     The Walt Disney Company                                                  236,000
                                                                                           ---------
                    FINANCIAL INSTITUTIONS -- 4.4%
         14,050     American Express Company                                                 581,319
                                                                                           ---------
                    HEALTHCARE/PHARMACEUTICAL -- 6.3%
         17,050     R. P. Scherer Corporation(a)                                             837,581
                                                                                           ---------
                    INSURANCE - ACCIDENT & HEALTH -- 5.8%
         17,950     AFLAC, Inc.                                                              778,581
                                                                                           ---------
                    INSURANCE - PROPERTY & CASUALTY -- 10.0%
         41,525     Acceptance Insurance Companies, Inc.(a)                                  617,684
          9,500     Markel Corporation(a)                                                    717,250
                                                                                           ---------
                                                                                           1,334,934
                                                                                           ---------
                    MANUFACTURED HOUSING -- 5.5%
         19,200     Oakwood Homes Corporation                                                736,800
                                                                                           ---------
                    MEDIA -- 0.6%
          3,700     Grupo Televisa S.A., ADR                                                  83,250
                                                                                           ---------
                    MORTGAGE BANKING -- 4.3%
          6,900     Federal Home Loan Mortgage Corporation                                   576,150
                                                                                           ---------

PORTFOLIO OF INVESTMENTS (CONTINUED)
                                                                                              MARKET
         SHARES     COMMON STOCKS -- 88.6%                                                     VALUE
                    PACKAGING -- 6.6%
          4,400     Avery-Dennison Corporation                                           $   220,550
         15,800     Crown Cork & Seal Company, Inc.(a)                                       659,650
                                                                                         -----------

                                                                                             880,200
                                                                                         -----------
                    PERSONAL CARE/COSMETICS -- 8.4%
          8,200     Colgate-Palmolive Company                                                576,050
          5,700     Gillette Company                                                         297,112
          6,575     Maybelline, Inc.                                                         238,344
                                                                                         -----------
                                                                                           1,111,506
                                                                                         -----------
                    PUBLISHING -- 2.7%
         21,100     Torstar Corporation                                                      355,833
                                                                                         -----------
                    TOTAL COMMON STOCKS (COST $9,436,141)                                $11,770,624
                                                                                         -----------
           FACE                                                                               MARKET
         AMOUNT     REPURCHASE AGREEMENTS (b) -- 10.7%                                         VALUE
$     1,418,000     Star Bank, 5.30%, dated 12/29/95, due 01/02/96,
===============
                         repurchase proceeds $1,418,835 (Cost $1,418,000)                $ 1,418,000
                                                                                         -----------
                    TOTAL INVESTMENTS AND REPURCHASE AGREEMENTS AT VALUE-- 99.3%         $13,188,624

                    OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.7%                             88,260
                                                                                         -----------
                    NET ASSETS -- 100.0%                                                 $13,276,884
                                                                                         ===========

(a)Non-income producing security.

(b)Repurchase agreement is fully collateralized by $1,495,000 Government National Mortgage Association adjustable rate mortgage pool maturing 05/20/22. The market value of the collateral at December 31, 1995 was $1,539,694.

See accompanying notes to financial statements.

OAK VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995 (UNAUDITED)
1.  SIGNIFICANT ACCOUNTING POLICIES
The Oak Value Fund (the Fund) is a diversified series of shares of The Tuscarora Investment Trust (the Trust). The Trust, registered as an open-end management investment company under the Investment Company Act of 1940, as amended, was organized as a Massachusetts business trust on March 3, 1995. The Fund itself began operations on January 18, 1993 as a series of the Albemarle Investment Trust (Note 4).

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (currently 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share are equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income, if any, are declared and paid annually. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Organization expenses -- Expenses of organization, net of certain expenses paid by the Adviser, have been capitalized and are being amortized on a straight-line basis over five years.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are valued on a specific identification basis.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments (excluding repurchase agreements) of $9,436,141 as of
December 31, 1995:
Gross unrealized appreciation                                         $2,372,292
Gross unrealized depreciation                                            (37,809)
                                                                      ----------
Net unrealized appreciation                                           $2,334,483
                                                                      ==========

2.  INVESTMENT TRANSACTIONS
Purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $3,792,088 and $3,763,642, respectively, for the six months ended December 31, 1995.

3.  TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Oak Value Capital Management, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .90% of the Fund's average daily net assets.

The Adviser currently intends to waive its investment advisory fees to the extent necessary to limit the total operating expenses of the Fund to 1.90% of the Fund's average daily net assets. In accordance with the above limitation, the Adviser voluntarily waived $34,872 of its investment advisory fees for the six months ended December 31, 1995.

Certain trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATION AGREEMENT
Under the terms of the Administration Agreement between the Trust and MGF Service Corp. (MGF), MGF supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. MGF supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of these administrative services, MGF receives a monthly fee based on the Fund's average daily net assets.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and MGF, MGF maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, MGF receives a monthly fee based on the number of shareholder accounts in the Fund. In addition, the Fund pays out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and MGF, MGF calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, MGF receives a monthly fee from the Fund. In addition, the Fund pays certain out-of-pocket expenses incurred by MGF in obtaining valuations for the Fund's portfolio securities.

Certain officers of the Trust are also officers of MGF.

4.  REORGANIZATION OF THE OAK VALUE FUND
The Oak Value Fund was originally organized as a series of the Albemarle Investment Trust, a Massachusetts business trust. On May 19, 1995, pursuant to an Agreement and Plan of Reorganization, all assets and liabilities of this series (the Predecessor Fund), which had substantially identical investment objectives and policies as the Fund, were transferred in exchange for all capital shares of the Fund. The Predecessor Fund then distributed to its shareholders as a liquidating dividend all capital shares of the Fund in exchange for and in cancellation of its capital shares.

For federal income tax purposes, the reorganization qualified as a tax-free reorganization with no tax consequences to the Predecessor Fund, the Fund or the shareholders.

In connection with the reorganization, the Fund changed its fiscal year-end from August 31 to June 30.

OAK VALUE FUND

INVESTMENT ADVISOR
Oak Value Capital Management, Inc.
3100 Tower Boulevard, Suite 800
Durham, North Carolina 27707
1-800-680-4199

ADMINISTRATOR
MGF Service Corp.
312 Walnut Street
P.O. Box 5354
Cincinnati, Ohio 45201-5354
1-800-622-2474

INDEPENDENT AUDITORS
Arthur Andersen LLP
425 Walnut Street
Cincinnati, OH  45202

CUSTODIAN
Star Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

BOARD OF TRUSTEES
George W. Brumley III
C. Russell Bryan
David R. Carr, Jr.
John M. Day
Joseph T. Jordan, Jr.

OFFICERS
George W. Brumley III, President
David R. Carr, Jr., Vice President and Treasurer
John F. Splain, Secretary

SEMI-ANNUAL REPORT

DECEMBER 31, 1995
(UNAUDITED)